EXHIBIT 10.2

Execution Version

FIRST AMENDMENT and

AGREEMENT REGARDING commitment increases

THIS FIRST AMENDMENT AND AGREEMENT REGARDING commitment increases (this “Agreement”) dated as of February 28, 2019, is executed by the Lenders (as defined below) party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), BROADSTONE NET LEASE, LLC (the “Borrower”) and BROADSTONE NET LEASE, INC. (the “Parent”).

WHEREAS, the Borrower, the Parent, the financial institutions party thereto (the “Lenders”), the Administrative Agent and certain other parties have entered into that certain Revolving Credit and Term Loan Agreement dated as of June 23, 2017 (as increased by that certain Consent and Agreement Regarding Commitment Increases and Additional Term Loans dated as of November 20, 2017 (“Prior Increase”), by and among the lenders party thereto, U.S. Bank National Association, Raymond James Bank, N.A., the Administrative Agent, the Borrower and the Parent, and as otherwise in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, after giving effect to the Prior Increase, the aggregate Revolving Commitments plus the aggregate outstanding amount of the Term Loans less the amount of any prepayments of the Term Loans equals $880,000,000;

WHERAS, the Borrower has requested that the aggregate amount of the Revolving Commitments be increased by $175,000,000 such that, after giving effect thereto, the aggregate Revolving Commitments shall equal $600,000,000 and the aggregate Revolving Commitments plus the aggregate outstanding amount of the Term Loans (less the amount of any prepayments of the Term Loans) would equal $1,055,000,000;

WHEREAS, the Lenders party hereto have agreed to provide that certain amendment set forth herein on the terms and conditions contained herein and, as applicable, have agreed to increase their Revolving Commitments as set forth on Schedule I hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Amendments.  Upon the effectiveness of this Agreement, prior to the effectiveness of the increase in the Revolving Commitments set forth in Section 2 below, and in reliance on the truth and accuracy of the representations set forth in Section 4 below, the Credit Agreement is hereby amended by deleting the number “$1,000,000,000” set forth in the proviso to the first sentence in Section 2.16 thereof and replacing it with “$1,055,000,000”.  Other than as expressly set forth herein, nothing contained herein shall in any way (i) waive, release, modify or limit the Loan Parties’ respective obligations to otherwise comply with all terms and conditions of any or all of the Credit Agreement and the other Loan Documents, or (ii) waive, release, modify or limit any or all of the Administrative Agent’s and/or the Lenders’ respective rights, remedies and privileges thereunder.

Section 2.  Revolving Commitment Increase.  Immediately following the effectiveness of the amendments set forth in Section 1 above and in reliance on the truth and accuracy of the representations set forth in Section 4 below: (a) the Borrower and each Lender increasing its Revolving Commitment on the date hereof (each an “Increasing Lender”) acknowledges and agrees that the amount of such Increasing Lender’s Revolving Commitment shall be increased to the amount set forth for such Increasing Lender on Schedule I as such Increasing Lender’s “Revolving Commitment Amount” and (b) each Increasing Lender agrees to make the payments required to be made by such Increasing Lender under Section 2.16 of the Credit Agreement.

Section 3.  Conditions Precedent.  The effectiveness of this Agreement, including without limitation, the amendment set forth in Section 1 above and the increases of the Revolving Commitments under Section 2 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, each Increasing Lender and the Requisite Lenders;

(b)Revolving Notes executed by the Borrower, payable to each Increasing Lender (other than any such Increasing Lender that has notified the Administrative Agent that it does not wish to receive a new Revolving Note) in the amount of such Increasing Lender’s “Revolving Commitment Amount” as set forth on Schedule I hereto;

(c)copies certified by the Secretary or Assistant Secretary of all limited liability, corporate, partnership or other necessary action taken by the Borrower, the Parent and any other Guarantor to authorize such increase in the Revolving Commitments or the guaranty thereof;

(d)an opinion of Vaisey Nicholson & Nearpass PLLC, counsel to the Borrower, the Parent and the other Loan Parties, if any, addressed to the Administrative Agent and the Lenders and covering the matters reasonably requested by the Administrative Agent;

(e)evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and each Increasing Lender have been paid; and

(f)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.  Representations of Borrower.  The Borrower and the Parent each represents and warrants that:

(a)(i) this Agreement has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Agreement, (ii) each of the Borrower and the Parent has the requisite power and authority to perform this Agreement and the Credit Agreement, as amended by this Agreement, in accordance with their respective terms, (iii) this Agreement has been duly executed and delivered by the Borrower and the Parent and each of this Agreement and the Credit Agreement, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (B) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally;

(b)the execution and delivery by the Borrower and the Parent of this Agreement and the performance by the Borrower and the Parent of this Agreement and the Credit Agreement, as amended by this Agreement, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approvals or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (A) the organizational documents of the Parent, the Borrower or any other Loan Party, or (B) any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound, except under this clause (B) as could not reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)(i) no Default or Event of Default has occurred and is continuing as of the effective date of this Agreement and immediately after giving effect to the amendment set forth herein and the increases in the Revolving Commitments effected hereby and (ii) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the effective date of this Agreement and immediately after giving effect to the amendment set forth herein and the increases in the Revolving Commitments effected hereby except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 5.  Reaffirmation.    Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty dated as of June 23, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) and agrees that the transactions contemplated by the Agreement, including without limitation, the increase in the total Revolving Commitments under the Credit Agreement, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 7.  Counterparts.  This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 8.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 9.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the Administrative Agent, the Requisite Lenders and the Borrower.

Section 12.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 13.  Benefits.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 14.  Effects.  On and after the effectiveness of this Agreement, this Agreement shall constitute a Loan Document.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date this Agreement becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects.

Section 15.  Definitions.  Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Agreement Regarding Commitment Increases to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By: Broadstone Net Lease, Inc., Managing Member

By:	/s/ Ryan M. Albano
Name:Ryan M. Albano
Title: Chief Financial Officer

THE PARENT AND A GUARANTOR:

BROADSTONE NET LEASE, INC.

By:	/s/ Ryan M. Albano
Name: Ryan M. Albano
Title: Chief Financial Officer

[Signatures Continued on Next Page]

THE ADMINISTRATIVE AGENT AND THE LENDERS (including Increasing Lenders):

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent, a Lender and an Increasing Lender

By:	/s/ Lisa Plescia
Name: Lisa Plescia
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
Lender and an Increasing Lender

By:	/s/ Matthew Kuhn
Name: Matthew Kuhn
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

BANK OF MONTREAL, as a Lender and an Increasing Lender

By:	/s/ Aaron Lanski
Name: Aaron Lanski
Title: Managing Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

J.P.MORGAN CHASE BANK, N.A., as a Lender and an
Increasing Lender

By:	/s/ Austin Lotito
Name: Austin Lotito
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

SUNTRUST BANK, as a Lender and an Increasing Lender

By:	/s/ Nick Preston
Name: Nick Preston
Title: Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

REGIONS BANK, as a Lender and an Increasing Lender

By:	/s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ashish Tandon
Name: Ashish Tandon
Title: Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Brad Bowen
Name: Brad Bowen
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
Name: Mitchell Vega
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas C. Owens
Name: Thomas C. Owens
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kimberly Gill
Name: Kimberly Gill
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Matt Stein
Name: Matt Stein
Title: Senior Vice President

[Signature Page to First Amendment and Agreement Regarding Commitment Increases

for Broadstone Net Lease LLC]

SCHEDULE I

Revolving Commitments

Lender	Revolving Commitment Amount
Manufacturers and Traders Trust Company	$72,636,363.64
Wells Fargo Bank, National Association	$92,522,727.26
Bank of Montreal	$72,636,363.64
J.P. Morgan Chase Bank, N.A.	$108,431,818.18
SunTrust Bank	$69,886,363.64
Regions Bank	$69,886,363.64
Capital One, National Association	$50,000,000.00
Branch Banking and Trust Company	$17,000,000.00
Associated Bank, N.A.	$15,000,000.00
First Tennessee Bank National Association	$7,000,000.00
U.S. Bank National Association	$25,000,000.00
Total:	$600,000,000.00